                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 19, 2009

                       NATIONAL BEEF PACKING COMPANY, LLC
             (Exact Name of Registrant As Specified in Its Charter)

         Delaware                   333-111407                 48-1129505
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

       Registrant's telephone number, including area code: (800) 449-2333

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a- 12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

            As previously reported, on February 29, 2008, U.S. Premium Beef, LLC
("USPB"),  USPB's majority owned subsidiary  National Beef Packing Company,  LLC
(the "Company"), JBS S.A. ("JBS"), and the other holders of membership interests in the Company,  including NBPCO Holdings,  LLC ("NBPCO") and parties controlled by three executive officers of the Company, John R. Miller, Timothy M. Klein and
Scott H. Smith,  entered  into a  Membership  Interest  Purchase  Agreement  (as amended from time to time, the  "Agreement").  Under the terms of the Agreement, if the  closing  of the  transactions  contemplated  under  the  Agreement  (the
"Closing") shall not have occurred for any reason on or before the date 360 days after the date of execution  of the  Agreement,  either JBS or the  Sellers,  as defined in the Agreement,  may terminate the Agreement.  In the Fourth Amendment to the Agreement dated February 19, 2009 (the  "Amendment"),  the parties to the
Agreement agreed that the Closing will not occur on or before February 23, 2009, the date that is 360 days after  execution  of the  Agreement.  Accordingly,  on
February  19,  2009,  the  Sellers  delivered  a  termination  notice  to JBS to terminate the Agreement effective as of February 23, 2009.

         Upon  termination  of the  Agreement,  the Agreement  provides that the
Sellers are entitled to a cash amount equal to  $25,000,000  or a lesser  amount agreed to by the parties in an  executed  termination  notice (the  "Termination
Fee"),  allocated in  proportion  to each  Seller's  respective  holdings of the
Company interests or as provided in an executed  termination notice. If JBS does not pay the Termination Fee to Sellers in full on February 23, 2009, JBS will be required to pay to Sellers the Termination Fee plus certain  additional costs of the Company and Sellers.

            After full payment of the Termination Fee plus any applicable costs, the  Agreement  will  become  void and of no  further  force or  effect  with no liability or  obligation  of the parties  under the  Agreement,  except that the parties  shall  return  documentation  as  provided  in the  Agreement  and  the obligations of the parties under the Confidentiality Agreement as defined in the
Agreement shall continue.

         On February  20,  2009,  the Company  and USPB  jointly  issued a press release  announcing the termination of the Agreement as discussed  above. A copy of the press  release is being filed as Exhibit 99.1 hereto and is  incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

        (d) Exhibits. The following exhibit is filed pursuant to Item 9.01.

        99.1. Press Release dated February 20, 2009

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     National Beef Packing Company, LLC
Date:  February 20, 2009

                                     By: /s/ Jay D. Nielsen
                                         ---------------------------------------
                                         Jay D. Nielsen, Chief Financial Officer